Exhibit 99.2

Supplemental Operating and Financial Data
Second Quarter and Six Months Ended June 30, 2017

Q2 2017 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 40.

Q2 2017 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q2 2017 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tonya Mater	Mike Hirons
Vice President and Chief Accounting Officer	Senior Vice President - Strategy and Asset Management

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrF
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q2 2017 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
Operating Information:	2017	2016	2017	2016
Revenue	$147,782	$118,033	$276,894	$236,801
Net income available to common shareholders of
EPR Properties	74,583	49,183	122,547	97,411
Adjusted EBITDA (1)	130,444	101,930	242,149	205,505
Interest expense, net	32,967	22,756	63,659	46,045
Recurring principal payments	437	2,298	2,852	4,896
Capitalized interest	2,550	2,760	5,341	5,051
Straight-lined rental revenue	4,009	3,264	9,060	6,353
Dividends declared on preferred shares	5,952	5,952	11,904	11,904
Dividends declared on common shares	75,126	61,072	140,746	121,866
General and administrative expense	10,660	9,000	21,717	18,218

	JUNE 30,
Balance Sheet Information:	2017	2016
Total assets	$5,938,886	$4,460,224
Accumulated depreciation	676,364	583,848
Total assets before accumulated depreciation (gross assets)	6,615,250	5,044,072
Cash and cash equivalents	70,872	8,462
Debt	2,792,920	2,098,265
Deferred financing costs, net	34,086	16,829
Net debt (1)	2,756,134	2,106,632
Equity	2,901,346	2,194,719
Common shares outstanding	73,661	63,625
Total market capitalization (using EOP closing price)	8,396,356	7,586,161
Net debt/total market capitalization	33%	28%
Net debt/gross assets	42%	42%
Net debt/Adjusted EBITDA (2)	5.28	5.17
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.08	4.89

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q2 2017 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016
Rental properties:
Entertainment	$2,549,940	$2,545,532	$2,511,432	$2,483,321	$2,473,635	$2,369,351
Education	938,673	877,716	848,883	811,359	687,815	644,854
Recreation	1,320,216	754,521	715,323	650,350	600,183	608,393
Other	156,420	156,390	155,659	155,071	153,996	153,944
Less: accumulated depreciation	(676,364)	(661,029)	(635,535)	(609,103)	(583,848)	(562,195)
Land held for development	33,672	22,530	22,530	22,530	22,530	22,530
Property under development	271,692	331,934	297,110	263,026	301,605	266,574
Mortgage notes receivable: (1)
Entertainment	36,418	33,735	37,669	36,032	36,032	80,389
Education	303,271	288,409	243,315	70,609	63,828	61,963
Recreation	601,910	349,653	332,994	331,726	322,515	312,577
Other	—	—	—	2,511	2,500	2,500
Investment in a direct financing lease, net	93,307	103,095	102,698	189,152	188,386	191,720
Investment in joint ventures	5,581	5,522	5,972	6,159	5,955	5,869
Cash and cash equivalents	70,872	14,446	19,335	7,311	8,462	10,980
Restricted cash	24,255	28,523	9,744	20,463	16,614	23,428
Accounts receivable, net	106,480	96,267	98,939	81,217	62,061	62,403
Other assets	102,543	99,538	98,954	99,236	97,955	88,260
Total assets	$5,938,886	$5,046,782	$4,865,022	$4,620,970	$4,460,224	$4,343,540

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$142,526	$101,438	$119,758	$101,019	$91,130	$77,523
Common dividends payable	25,044	22,022	20,367	20,361	20,360	20,269
Preferred dividends payable	5,952	5,952	5,951	5,951	5,952	5,952
Unearned rents and interest	71,098	61,579	47,420	55,636	49,798	56,627
Line of credit	—	150,000	—	200,000	347,000	217,000
Deferred financing costs, net	(34,086)	(28,231)	(29,320)	(18,885)	(16,829)	(17,494)
Other debt	2,827,006	2,494,613	2,514,945	2,067,461	1,768,094	1,796,625
Total liabilities	3,037,540	2,807,373	2,679,121	2,431,543	2,265,505	2,156,502
Equity:
Common stock and additional paid-in- capital	3,417,750	2,755,783	2,677,709	2,669,330	2,666,325	2,644,263
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(121,533)	(120,955)	(113,172)	(107,136)	(107,133)	(104,864)
Accumulated other comprehensive income	9,698	8,606	7,734	4,698	3,485	3,708
Distributions in excess of net income	(404,708)	(404,164)	(386,509)	(377,604)	(368,097)	(356,208)
Total equity	2,901,346	2,239,409	2,185,901	2,189,427	2,194,719	2,187,038
Total liabilities and equity	$5,938,886	$5,046,782	$4,865,022	$4,620,970	$4,460,224	$4,343,540

(1) Includes related accrued interest receivable.

Q2 2017 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016
Rental revenue and tenant reimbursements:
Entertainment	$69,403	$68,840	$69,147	$67,950	$65,149	$64,001
Education	22,333	22,357	22,971	19,905	17,717	17,182
Recreation	29,384	17,299	17,084	15,958	14,789	14,696
Other	2,290	2,290	2,290	2,290	2,291	1,764
Mortgage and other financing income:
Entertainment	1,096	1,179	1,260	1,294	1,481	2,152
Education (1)	8,868	8,549	7,311	7,319	7,178	10,731
Recreation	13,104	7,906	7,540	8,384	7,268	6,998
Other	—	—	1	34	34	34
Other income	1,304	692	3,227	2,476	2,126	1,210
Total revenue	$147,782	$129,112	$130,831	$125,610	$118,033	$118,768

Property operating expense	6,072	6,350	5,915	5,626	5,580	5,481
Other expense	—	—	—	—	—	5
General and administrative expense	10,660	11,057	10,234	9,091	9,000	9,218
Costs associated with loan refinancing or payoff	9	5	—	14	339	552
Gain on early extinguishment of debt	(977)	—	—	—	—	—
Interest expense, net	32,967	30,692	26,834	24,265	22,756	23,289
Transaction costs	218	57	2,988	2,947	1,490	444
Impairment charges	10,195	—	—	—	—	—
Depreciation and amortization	33,148	28,077	28,351	27,601	25,666	25,955
Income before equity in income in joint ventures and other items	55,490	52,874	56,509	56,066	53,202	53,824
Equity in (loss) income from joint ventures	59	(8)	118	203	86	212
Gain on sale of real estate	25,461	2,004	1,430	1,615	2,270	—
Income tax (expense) benefit	(475)	(954)	84	(358)	(423)	144
Net income	80,535	53,916	58,141	57,526	55,135	54,180
Preferred dividend requirements	(5,952)	(5,952)	(5,951)	(5,951)	(5,952)	(5,952)
Net income available to common shareholders of EPR Properties	$74,583	$47,964	$52,190	$51,575	$49,183	$48,228

(1) Represents income from owned assets under a direct financing lease and 15 mortgage notes receivable.

Q2 2017 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016
Net income available to common shareholders of EPR Properties	$74,583	$47,964	$52,190	$51,575	$49,183	$48,228
Gain on sale of real estate (excluding land sale)	(25,461)	(2,004)	—	(549)	(2,270)	—
Real estate depreciation and amortization	32,906	27,880	28,179	27,147	25,216	25,507
Allocated share of joint venture depreciation	54	54	55	56	58	60
Impairment of direct financing lease - residual value portion (2)	2,897	—	—	—	—	—
FFO available to common shareholders of EPR Properties	$84,979	$73,894	$80,424	$78,229	$72,187	$73,795

FFO available to common shareholders of EPR Properties	$84,979	$73,894	$80,424	$78,229	$72,187	$73,795
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO available to common shareholders of EPR Properties	$86,920	$75,835	$82,365	$80,170	$74,128	$75,736
FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$84,979	$73,894	$80,424	$78,229	$72,187	$73,795
Costs associated with loan refinancing or payoff	9	5	—	14	339	552
Gain on insurance recovery (included in other income)	(606)	—	(847)	(1,825)	(1,523)	(489)
Termination fee included in gain on sale	3,900	1,920	—	549	2,270	—
Gain on early extinguishment of debt	(977)	—	—	—	—	—
Transaction costs	218	57	2,988	2,947	1,490	444
Gain on sale of land	—	—	(1,430)	(1,066)	—	—
Deferred income tax expense (benefit)	50	634	(401)	(44)	(18)	(602)
Impairment of direct financing lease - allowance for lease loss portion (2)	7,298	—	—	—	—	—
FFO as adjusted available to common shareholders of EPR Properties	$94,871	$76,510	$80,734	$78,804	$74,745	$73,700

FFO as adjusted available to common shareholders of EPR Properties	$94,871	$76,510	$80,734	$78,804	$74,745	$73,700
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO as adjusted available to common shareholders of EPR Properties	$96,812	$78,451	$82,675	$80,745	$76,686	$75,641
FFO per common share:
Basic	$1.16	$1.15	$1.26	$1.23	$1.14	$1.18
Diluted	1.15	1.15	1.25	1.22	1.13	1.17
FFO as adjusted per common share:
Basic	$1.30	$1.19	$1.27	$1.24	$1.18	$1.18
Diluted	1.29	1.19	1.26	1.23	1.17	1.17
Shares used for computation (in thousands):
Basic	73,159	64,033	63,635	63,627	63,592	62,664
Diluted	73,225	64,102	63,716	63,747	63,678	62,744

Weighted average shares outstanding-Diluted EPS	73,225	64,102	63,716	63,747	63,678	62,744
Effect of dilutive Series C preferred shares	2,063	2,053	2,044	2,036	2,045	2,038
Adjusted weighted-average shares outstanding-diluted	75,288	66,155	65,760	65,783	65,723	64,782

(1) See pages 31 through 33 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2017 total $10.2 million and related to our investment in a direct financing lease, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q2 2017 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016

FFO available to common shareholders of EPR Properties	$84,979	$73,894	$80,424	$78,229	$72,187	$73,795
Adjustments:
Amortization of above/below market leases, net and tenant improvements	(31)	45	45	42	48	48
Transaction costs	218	57	2,988	2,947	1,490	444
Non-real estate depreciation and amortization	242	197	172	454	450	448
Deferred financing fees amortization	1,525	1,456	1,265	1,187	1,163	1,172
Costs associated with loan refinancing or payoff	9	5	—	14	339	552
Gain on insurance recovery (included in other income)	(606)	—	(847)	(1,825)	(1,523)	(489)
Termination fees included in gain on sale	3,900	1,920	—	549	2,270	—
Share-based compensation expense to management and trustees	3,503	3,458	2,882	2,778	2,739	2,765
Maintenance capital expenditures (2)	(1,590)	(1,601)	(2,409)	(805)	(1,859)	(1,141)
Straight-lined rental revenue	(4,009)	(5,051)	(6,062)	(4,597)	(3,264)	(3,089)
Non-cash portion of mortgage and other financing income	(901)	(555)	(862)	(962)	(1,017)	(928)
Gain on early extinguishment of debt	(977)	—	—	—	—	—
Gain on sale of land	—	—	(1,430)	(1,066)	—	—
Deferred income tax expense (benefit)	50	634	(401)	(44)	(18)	(602)
Impairment of direct financing lease - allowance for lease loss portion	7,298	—	—	—	—	—
AFFO available to common shareholders of EPR Properties	$93,610	$74,459	$75,765	$76,901	$73,005	$72,975

AFFO available to common shareholders of EPR Properties	$93,610	$74,459	$75,765	$76,901	$73,005	$72,975
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted AFFO available to common shareholders of EPR Properties	$95,551	$76,400	$77,706	$78,842	$74,946	$74,916

Weighted average diluted shares outstanding (in thousands)	73,225	64,102	63,716	63,747	63,678	62,744
Effect of dilutive Series C preferred shares	2,063	2,053	2,044	2,036	2,045	2,038
Adjusted weighted-average shares outstanding-diluted	75,288	66,155	65,760	65,783	65,723	64,782

AFFO per diluted common share	$1.27	$1.15	$1.18	$1.20	$1.14	$1.16

Dividends declared per common share	$1.02	$1.02	$0.96	$0.96	$0.96	$0.96

AFFO payout ratio (3)	80%	89%	81%	80%	84%	83%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q2 2017 Supplemental	Page 10

CAPITAL STRUCTURE AS OF JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	MORTGAGES			BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (3)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR	AMORTIZATION	MATURITIES
2017	$475	$24,852		$—	$—	$—	$25,327	5.79%
2018	65	11,619		—	—	—	11,684	6.19%
2019	—	—		—	—	—	—	—%
2020	—	—		350,000	—	250,000	600,000	5.24%
2021	—	—		—	—	—	—	—%
2022	—	—		—	—	350,000	350,000	5.75%
2023	—	—		—	—	275,000	275,000	5.25%
2024	—	—		—	—	148,000	148,000	4.35%
2025	—	—		—	—	300,000	300,000	4.50%
2026	—	—		—	—	642,000	642,000	4.69%
2027	—	—		—	—	450,000	450,000	4.50%
Thereafter	—	—		24,995	—	—	24,995	1.02%
Less: deferred financing costs, net	—	—		—	—	—	(34,086)	—%
	$540	$36,471		$374,995	$—	$2,415,000	$2,792,920	4.91%

		BALANCE		WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$37,011	(2)	5.91%	0.24
Fixed rate unsecured debt (1)		2,715,000		4.98%	6.97
Variable rate secured debt		24,995		1.02%	20.25
Variable rate unsecured debt		50,000		2.45%	2.82
Less: deferred financing costs, net		(34,086)		—%	—
Total		$2,792,920		4.91%	6.92

(1) Includes $300 million of term loan that has been fixed through interest rate swaps through April 5, 2019.
(2) $24.9 million in fixed rate secured debt was paid-off subsequent to June 30, 2017.
(3) Unsecured Credit Facility Summary:
		BALANCE			RATE
	COMMITMENT	AT 6/30/2017		MATURITY	AT 6/30/2017

	$650,000	$—		April 24, 2019	2.47%

Note: This facility has a one year extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

Q2 2017 Supplemental	Page 11

CAPITAL STRUCTURE AS OF JUNE 30, 2017 AND DECEMBER 31, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	June 30, 2017	December 31, 2016

Mortgage note payable, 6.07%, paid in full on January 6, 2017	$—	$9,331
Mortgage note payable, 6.06%, paid in full on February 1, 2017	—	8,615
Mortgage notes payable, 5.73%-5.95%, paid in full on April 3, 2017	—	30,486
Mortgage notes payable, 4.00%, paid in full on April 6, 2017	—	88,629
Mortgage notes payable, 5.86%, paid in full on July 3, 2017	21,723	22,139
Mortgage note payable, 5.29%, paid in full on July 7, 2017	3,215	3,298
Mortgage note payable, 6.19%, due February 1, 2018	12,073	12,452
Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	—	—
Unsecured term loan payable, LIBOR + 1.40%, $300,000 fixed through interest rate swaps at a blended rate of 3.09% through April 5, 2019, due April 24, 2020	350,000	350,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	—
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Less: deferred financing costs, net	(34,086)	(29,320)
Total debt	$2,792,920	$2,485,625

Q2 2017 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF JUNE 30, 2017

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 5.25%, 5.75% and 7.75%. Interest on these notes is paid semiannually. These senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of June 30, 2017 and March 31, 2017 are:

		Actual	Actual
NOTE COVENANTS	Required	2nd Quarter 2017 (1)	1st Quarter 2017 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	43%	47%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	1%	3%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.7x	3.3x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	225%	207%

(1) See page 14 for detailed calculations.

Note: The above excludes the private placement notes.

Q2 2017 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	June 30, 2017		TOTAL DEBT:		June 30, 2017
Total Assets per balance sheet	$5,938,886		Secured debt obligations		$62,006
Add: accumulated depreciation	676,364		Unsecured debt obligations:
Less: intangible assets	(22,026)		Unsecured debt		2,765,000
Total Assets	$6,593,224		Outstanding letters of credit		—
			Guarantees		24,929
			Derivatives at fair market value, net, if liability		—
			Total unsecured debt obligations:		2,789,929
TOTAL UNENCUMBERED ASSETS:	June 30, 2017		Total Debt		$2,851,935
Unencumbered real estate assets, gross	$5,887,874
Cash and cash equivalents	70,872
Land held for development	33,672
Property under development	271,692
Total Unencumbered Assets	$6,264,110

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	TRAILING TWELVE MONTHS
Adjusted EBITDA	$130,444	$111,705	$113,835	$109,068	$465,052
Less: straight-line rental revenue	(4,009)	(5,051)	(6,062)	(4,597)	(19,719)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$126,435	$106,654	$107,773	$104,471	$445,333

ANNUAL DEBT SERVICE:
Interest expense, gross	$35,599	$33,483	$29,549	$27,196	$125,827
Less: deferred financing fees amortization	(1,525)	(1,456)	(1,265)	(1,187)	(5,433)
ANNUAL DEBT SERVICE	$34,074	$32,027	$28,284	$26,009	$120,394

DEBT SERVICE COVERAGE	3.7	3.3	3.8	4.0	3.7

Q2 2017 Supplemental	Page 14

CAPITAL STRUCTURE AS OF JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES ISSEUD AND OUTSTANDING	PRICE PER SHARE AT JUNE 30, 2017	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT JUNE 30, 2017	CONVERSION PRICE AT JUNE 30, 2017

Common shares	73,660,756	$71.87	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$28.20	$134,976	5.750%	Y	0.3820	65.45
Series E	3,449,865	$35.99	$86,247	9.000%	Y	0.4592	54.44
Series F	5,000,000	$25.43	$125,000	6.625%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at June 30, 2017 multiplied by closing price at June 30, 2017				$5,293,999
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,247
Aggregate liquidation value of Series F preferred shares (2)				125,000
Net debt at June 30, 2017 (3)				2,756,134
Total consolidated market capitalization				$8,396,356

(1) Total monthly dividends declared in the second quarter of 2017 were $1.02 per share.
(2) Excludes accrued unpaid dividends at June 30, 2017.
(3) See pages 31 through 33 for definitions.

Q2 2017 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016
Net debt to total market capitalization	33%	34%	34%	30%	28%	30%

Net debt to gross assets	42%	46%	45%	43%	42%	41%

Net debt/Adjusted EBITDA (1)(2)	5.28	5.89	5.48	5.18	5.17	4.81

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.08	5.54	5.37	5.08	4.89	4.76

Interest coverage ratio (5)	3.6	3.3	3.7	3.9	4.0	4.0

Fixed charge coverage ratio (5)	3.1	2.8	3.1	3.2	3.2	3.3

Debt service coverage ratio (5)	3.6	3.1	3.4	3.6	3.6	3.7

FFO payout ratio (6)	89%	89%	77%	79%	85%	82%

FFO as adjusted payout ratio (7)	79%	86%	76%	78%	82%	81%

AFFO payout ratio (8)	80%	88%	81%	80%	84%	83%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q2 2017 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016
Net income	$80,535	$53,916	$58,141	$57,526	$55,135	$54,180
Impairment charges	10,195	—	—	—	—	—
Transaction costs	218	57	2,988	2,947	1,490	444
Interest expense, gross	35,599	33,483	29,549	27,196	25,516	25,580
Depreciation and amortization	33,148	28,077	28,351	27,601	25,666	25,955
Share-based compensation expense
to management and trustees	3,503	3,458	2,882	2,778	2,739	2,765
Costs associated with loan refinancing or payoff	9	5	—	14	339	552
Interest cost capitalized	(2,550)	(2,791)	(2,715)	(2,931)	(2,760)	(2,291)
Straight-line rental revenue	(4,009)	(5,051)	(6,062)	(4,597)	(3,264)	(3,089)
Gain on early extinguishment of debt	(977)	—	—	—	—	—
Gain on sale of real estate	(25,461)	(2,004)	(1,430)	(1,615)	(2,270)	—
Gain on insurance recovery	(606)	—	(847)	(1,825)	(1,523)	(489)
Deferred income tax expense (benefit)	50	634	(401)	(44)	(18)	(602)
Interest coverage amount	$129,654	$109,784	$110,456	$107,050	$101,050	$103,005

Interest expense, net	$32,967	$30,692	$26,834	$24,265	$22,756	$23,289
Interest income	82	—	—	—	—	—
Interest cost capitalized	2,550	2,791	2,715	2,931	2,760	2,291
Interest expense, gross	$35,599	$33,483	$29,549	$27,196	$25,516	$25,580

Interest coverage ratio	3.6	3.3	3.7	3.9	4.0	4.0

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$129,654	$109,784	$110,456	$107,050	$101,050	$103,005

Interest expense, gross	$35,599	$33,483	$29,549	$27,196	$25,516	$25,580
Preferred share dividends	5,952	5,952	5,951	5,951	5,952	5,952
Fixed charges	$41,551	$39,435	$35,500	$33,147	$31,468	$31,532

Fixed charge coverage ratio	3.1	2.8	3.1	3.2	3.2	3.3

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$129,654	$109,784	$110,456	$107,050	$101,050	$103,005

Interest expense, gross	$35,599	$33,483	$29,549	$27,196	$25,516	$25,580
Recurring principal payments	437	2,415	2,516	2,551	2,298	2,598
Debt service	$36,036	$35,898	$32,065	$29,747	$27,814	$28,178

Debt service coverage ratio	3.6	3.1	3.4	3.6	3.6	3.7
(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures.

Q2 2017 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	JUNE 30, 2017	DECEMBER 31, 2016
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2018	Education	$1,454	$1,454
Mortgage note and related accrued interest receivable, 7.00%, due July 31, 2018	Education	1,424	1,375
Mortgage note, 7.00%, due October 19, 2018	Entertainment	5,380	1,637
Mortgage notes, 7.00% to 10.00%, due May 1, 2019	Recreation	173,595	164,743
Mortgage note, 7.00%, due December 20, 2021	Education	59,465	70,304
Mortgage notes, 8.50%, due April 6, 2022	Recreation	249,893	—
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,785	5,635
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,549	—
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	Entertainment	31,038	36,032
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,252	5,327
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	33,400	30,849
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	Education	3,518	3,508
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,393	12,530
Mortgage note and related accrued interest receivable, 8.71%, due June 30, 2034	Education	8,649	7,230
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,517	12,473
Mortgage note, 11.26%, due December 1, 2034	Recreation	51,050	51,250
Mortgage notes, 10.28%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.72%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.14%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 9.75%, due July 31, 2036	Education	6,095	6,083
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,028	18,219
Mortgage note, 9.75%, due December 31, 2036	Education	8,913	4,712
Mortgage note, 8.50%, due April 30, 2037	Education	4,181	—
Mortgage note, 8.75%, due June 30, 2017	Education	3,705	—
Mortgage note, 8.50%, due July 31, 2037	Education	3,872	—
Mortgage note, 8.80%, due September 30, 2037	Education	7,926	—
Mortgage notes, 7.25%, due November 30, 2041	Education	142,900	100,000
Total mortgage notes and related accrued interest receivable		$941,599	$613,978

PAYMENTS DUE ON MORTGAGE NOTES RECEIVABLE		As of June 30, 2017
Year:
2017		$1,008
2018		9,219
2019		174,446
2020		1,184
2021		60,776
Thereafter		696,026
Unearned fee, net of effective interest receivable		(1,060)
Total		$941,599

Q2 2017 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2017 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED JUNE 30, 2017	CAPITAL SPENDING SIX MONTHS ENDED JUNE 30, 2017
Development and redevelopment of megaplex theatres	various	Entertainment	$16,210	$37,797
Acquisition of megaplex theatres	various	Entertainment	47,905	47,905
Development of other entertainment and retail projects	various	Entertainment	17,195	24,762
Investment in mortgage note receivable for megaplex theatre	Houston, TX	Entertainment	2,786	3,763
Investment in mortgage notes receivable for public charter schools	various	Education	21,429	27,640
Investment in mortgage notes receivable for early childhood education and private schools	various	Education	—	42,900
Development of public charter school properties	various	Education	17,807	27,631
Acquisition and development of early childhood education centers	various	Education	35,498	78,084
Acquisition and development of private school properties	various	Education	1,599	5,933
Development of Topgolf golf entertainment facilities	various	Recreation	24,252	51,303
Additions to mortgage note and notes receivable at Schlitterbahn waterpark	various	Recreation	3,551	10,594
Acquisition of fitness facility	Olathe, KS	Recreation	—	19,296
Investment in mortgage note receivables for fitness facility	Omaha, NE	Recreation	118	10,598
Development and redevelopment of ski properties	various	Recreation	1,687	2,168
Development of waterpark	Powells Point, NC	Recreation	12,582	22,142
Acquisition of other recreation facilities	various	Recreation	—	14,860
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	2,656	4,385
Acquisition of CNL Lifestyle Properties	various	Recreation	730,788	730,788
Investment in casino and resort project	Sullivan County, NY	Other	28	763
Total investment spending			$936,091	$1,163,312
Other capital acquisitions, net	various	n/a	1,465	2,803
Total capital spending			$937,556	$1,166,115

2017 DISPOSITIONS AND MORTGAE NOTE PAYOFFS (EXCLUDING PRINCIPAL PAYMENTS)	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED JUNE 30, 2017	NET PROCEEDS SIX MONTHS ENDED JUNE 30, 2017
Sale of public charter school properties	various	Education	30,864	47,725
Sale of retail space	various	Entertainment	1,377	2,621
Sale of attraction property and family entertainment centers from CNL acquisition	various	Recreation	9,250	9,250
Sale of theatre property	San Diego, CA	Entertainment	35,338	35,338
Sale of early childhood education center property	Littleton, CO	Education	1,142	1,142
Sale of entertainment retail center	Suffolk, VA	Entertainment	34,448	34,448
Mortgage note paydown	Chicago, IL	Entertainment	—	4,000
Total dispositions and mortgage note pay-offs (excluding principal payments)			$112,419	$134,524

Q2 2017 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT JUNE 30, 2017 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	JUNE 30, 2017		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	3RD QUARTER 2017	4TH QUARTER 2017	1ST QUARTER 2018	2ND QUARTER 2018	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$77,944	15	$31,188	$17,917	$8,507	$4,347	$—	$139,903	100%
Education	72,661	16	20,118	15,126	6,469	3,505	16,022	133,901	100%
Recreation (3)	94,545	6	25,317	40,333	29,477	29,477	70,298	289,447	100%
Total Build-to-Suit	245,150	37	$76,623	$73,376	$44,453	$37,329	$86,320	$563,251
Non Build-to-Suit Development	20,838
Adelaar	5,704
Total Property Under Development	$271,692

		JUNE 30, 2017	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	3RD QUARTER 2017	4TH QUARTER 2017	1ST QUARTER 2018	2ND QUARTER 2018	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 2ND QUARTER 2017
Entertainment		15	$46,534	$41,312	$41,057	$11,000	$—	$139,903	$9,742
Education		16	45,770	7,285	3,240	34,921	42,685	133,901	70,009
Recreation		6	—	51,389	—	48,160	189,898	289,447	93,495
Total Build-to-Suit		37	$92,304	$99,986	$44,297	$94,081	$232,583	$563,251	$173,246

	JUNE 30, 2017		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	3RD QUARTER 2017	4TH QUARTER 2017	1ST QUARTER 2018	2ND QUARTER 2018	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$5,380	1	$998	$—	$1,285	$—	$—	$7,663
Education	43,341	7	5,413	2,000	108	—	—	50,862
Recreation	—	—	—	—	—	—	—	—
Total Build-to-Suit Mortgage Notes	48,721	8	$6,411	$2,000	$1,393	$—	$—	$58,525
Non Build-to-Suit Mortgage Notes	892,878
Total Mortgage Notes Receivable	$941,599

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of June 30, 2017.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Adelaar.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q2 2017 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$65,462	$22,333	$29,384	$2,290	$119,469	$—	$119,469
Tenant reimbursements	3,941	—	—	—	3,941	—	3,941
Other income	606	1	—	—	607	697	1,304
Mortgage and other financing income	1,096	8,868	13,104	—	23,068	—	23,068
Total revenue	71,105	31,202	42,488	2,290	147,085	697	147,782

Property operating expense	5,545	32	29	353	5,959	113	6,072
Total investment expenses	5,545	32	29	353	5,959	113	6,072
General and administrative expense	—	—	—	—	—	10,660	10,660
Less: gain on insurance recovery (1)	606	—	—	—	606	—	606
Adjusted EBITDA (2)	$64,954	$31,170	$42,459	$1,937	$140,520	$(10,076)	$130,444
	47%	22%	30%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(9)	(9)
Gain on early extinguishment of debt						977	977
Interest expense, net						(32,967)	(32,967)
Transaction costs						(218)	(218)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(33,148)	(33,148)
Equity in loss from joint ventures						59	59
Gain on sale of real estate						25,461	25,461
Income tax expense						(475)	(475)
Gain on insurance recovery (1)						606	606
Net income							80,535
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$74,583

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q2 2017 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$130,553	$44,690	$46,683	$4,580	$226,506	$—	$226,506
Tenant reimbursements	7,690	—	—	—	7,690	—	7,690
Other income	612	1	—	—	613	1,383	1,996
Mortgage and other financing income	2,275	17,417	21,010	—	40,702	—	40,702
Total revenue	141,130	62,108	67,693	4,580	275,511	1,383	276,894

Property operating expense	11,380	32	57	693	12,162	260	12,422
Other expense	—	—	—	—	—	—	—
Total investment expenses	11,380	32	57	693	12,162	260	12,422
General and administrative expense	—	—	—	—	—	21,717	21,717
Less: gain on insurance recovery (1)	606	—	—	—	606	—	606
Adjusted EBITDA (2)	$129,144	$62,076	$67,636	$3,887	$262,743	$(20,594)	$242,149
	49%	24%	26%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(14)	(14)
Gain on early extinguishment of debt						977	977
Interest expense, net						(63,659)	(63,659)
Transaction costs						(275)	(275)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(61,225)	(61,225)
Equity in income from joint ventures						51	51
Gain on sale of real estate						27,465	27,465
Income tax expense						(1,429)	(1,429)
Gain on insurance recovery (1)						606	606
Net income							134,451
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$122,547

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q2 2017 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$61,258	$17,717	$14,789	$2,291	$96,055	$—	$96,055
Tenant reimbursements	3,891	—	—	—	3,891	—	3,891
Other income	210	—	1,321	—	1,531	595	2,126
Mortgage and other financing income	1,481	7,178	7,268	34	15,961	—	15,961
Total revenue	66,840	24,895	23,378	2,325	117,438	595	118,033

Property operating expense	5,335	—	—	103	5,438	142	5,580
Total investment expenses	5,335	—	—	103	5,438	142	5,580
General and administrative expense	—	—	—	—	—	9,000	9,000
Less: gain on insurance recovery (1)	202	—	1,321	—	1,523	—	1,523
Adjusted EBITDA (2)	$61,303	$24,895	$22,057	$2,222	$110,477	$(8,547)	$101,930
	55%	23%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(339)	(339)
Interest expense, net						(22,756)	(22,756)
Transaction costs						(1,490)	(1,490)
Depreciation and amortization						(25,666)	(25,666)
Equity in income from joint ventures						86	86
Gain on sale of real estate						2,270	2,270
Income tax expense						(423)	(423)
Gain on insurance recovery (1)						1,523	1,523
Net income							55,135
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$49,183

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q2 2017 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$121,396	$34,897	$29,485	$4,055	$189,833	$—	$189,833
Tenant reimbursements	7,754	2	—	—	7,756	—	7,756
Other income	214	—	1,810	—	2,024	1,312	3,336
Mortgage and other financing income	3,633	17,909	14,266	68	35,876	—	35,876
Total revenue	132,997	52,808	45,561	4,123	235,489	1,312	236,801

Property operating expense	10,587	—	8	186	10,781	280	11,061
Other expense	—	—	—	5	5	—	5
Total investment expenses	10,587	—	8	191	10,786	280	11,066
General and administrative expense	—	—	—	—	—	18,218	18,218
Less: gain on insurance recovery (1)	202	—	1,810	—	2,012	—	2,012
Adjusted EBITDA (2)	$122,208	$52,808	$43,743	$3,932	$222,691	$(17,186)	$205,505
	55%	23%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(891)	(891)
Interest expense, net						(46,045)	(46,045)
Transaction costs						(1,934)	(1,934)
Depreciation and amortization						(51,621)	(51,621)
Equity in income from joint ventures						298	298
Gain on sale of real estate						2,270	2,270
Income tax expense						(279)	(279)
Gain on insurance recovery (1)						2,012	2,012
Net income attributable to EPR Properties							109,315
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$97,411

(1) Included in other income. See reconciliation on page 40.
(2) See pages 31 through 33 for definitions.

Q2 2017 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF JUNE 30, 2017 AND DECEMBER 31, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of June 30, 2017
	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$1,978,673	$886,346	$1,267,446	$156,420	$4,288,885
Add back accumulated depreciation on rental properties	571,267	52,327	52,770	—	676,364
Land held for development	4,457	12,400	—	16,815	33,672
Property under development	98,031	73,412	94,545	5,704	271,692
Mortgage notes and related accrued interest receivable, net	36,418	303,271	601,910	—	941,599
Investment in a direct financing lease, net	—	93,307	—	—	93,307
Investment in joint ventures	5,581	—	—	—	5,581
Intangible assets, gross (1)	29,769	1,230	6,336	—	37,335
Notes receivable and related accrued interest receivable, net (1)	2,107	—	2,566	—	4,673
Total investments (2)	$2,726,303	$1,422,293	$2,025,573	$178,939	$6,353,108
% of total investments	43%	22%	32%	3%	100%

	As of December 31, 2016
	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$1,957,586	$805,967	$676,550	$155,659	$3,595,762
Add back accumulated depreciation on rental properties	553,846	42,916	38,773	—	635,535
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	87,670	105,366	98,371	5,701	297,108
Mortgage notes and related accrued interest receivable, net	37,669	243,315	332,994	—	613,978
Investment in a direct financing lease, net	—	102,698	—	—	102,698
Investment in joint ventures	5,972	—	—	—	5,972
Intangible assets, gross (1)	28,597	190	—	—	28,787
Notes receivable and related accrued interest receivable, net (1)	1,987	1,588	1,190	—	4,765
Total investments (2)	$2,677,784	$1,303,298	$1,147,878	$178,175	$5,307,135
% of total investments	50%	25%	22%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of June 30, 2017 in the Company's Quarterly Report on Form 10-Q and December 31, 2016 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	6/30/2017	12/31/2016
Intangible assets, gross	$37,335	$28,787
Less: accumulated amortization on intangible assets	(15,310)	(14,008)
Notes receivable and related accrued interest receivable, net	4,673	4,765
Prepaid expenses and other current assets	75,845	79,410
Total other assets	$102,543	$98,954

(2) See pages 31 through 33 for definitions.

Q2 2017 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES				EDUCATION PORTFOLIO				RECREATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES		RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2017 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES		FINANCING INCOME/RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2017	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TRAILING TWELVE MONTHS ENDED JUNE 30, 2017	% OF TOTAL REVENUE
2017	1		$2,605	—%	—		$—	—%	—	$—	—%
2018	13	(2)	18,733	3%	1		308	—%	—	—	—%
2019	3		8,095	2%	—		—	—%	—	—	—%
2020	3		3,923	1%	—		—	—%	—	—	—%
2021	8		10,824	2%	—		—	—%	—	—	—%
2022	10		19,870	4%	—		—	—%	—	—	—%
2023	6		14,895	3%	—		—	—%	—	—	—%
2024	14		26,297	5%	1		1,794	—%	—	—	—%
2025	4		9,325	2%	—		—	—%	1	308	—%
2026	8		13,013	3%	—		—	—%	1	926	—%
2027	21	(3)	31,411	6%	—		—	—%	3	6,910	1%
2028	6		8,917	2%	—		—	—%	—	—	—%
2029	19	(4)	23,460	4%	—		—	—%	2	596	—%
2030	5		8,853	2%	—		—	—%	—	—	—%
2031	11	(5)	17,976	3%	13	(6)	5,614	1%	—	—	—%
2032	5		2,411	—%	14	(7)	16,125	3%	5	5,010	1%
2033	6		4,411	1%	9	(8)	8,647	2%	2	2,102	—%
2034	2		1,977	—%	15		25,329	5%	6	13,557	3%
2035	2		2,297	—%	22	(9)	18,210	4%	11	40,586	8%
2036	2		1,842	—%	14		17,252	3%	4	6,759	1%
Thereafter	1		283	—%	5		2,246	—%	13	5,642	1%
	150		$231,418	43%	94		$95,525	18%	48	$82,396	15%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski areas and golf entertainment complexes only, which together represent approximately 76% of total revenue for the trailing twelve months ended June 30, 2017. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eight of these theatre properties were renewed subsequent to June 30, 2017 and the lease term was extended for an additional term of 13 years.
(3) Eleven of these theatre properties are leased under a master lease.
(4) Fifteen of these theatre properties are leased under a master lease.
(5) Four of these theatre properties are leased under a master lease and five of these theatre properties are leased under a separate master lease.
(6) Four of these education properties are leased under a master lease to Imagine.
(7) Four of these education properties are leased under a master lease to Imagine.
(8) Three of these education properties are leased under a master lease to Imagine.
(9) One of these education properties is leased under a master lease to Imagine.

Q2 2017 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE	PERCENTAGE OF TOTAL REVENUE
			FOR THE THREE MONTHS ENDED	FOR THE SIX MONTHS ENDED
	CUSTOMERS	ASSET TYPE	JUNE 30, 2017	JUNE 30, 2017

1.	AMC Theatres	Entertainment	19%	21%
2.	Topgolf	Recreation	8%	9%
3.	Regal Entertainment Group	Entertainment	8%	8%
4.	Cinemark	Entertainment	6%	6%
5.	Premier Parks	Recreation	4%	2%
6.	Och-Ziff Real Estate Funds	Recreation	3%	2%
7.	Camelback Resort	Recreation	3%	4%
8.	Basis Independent Schools	Education	3%	3%
9.	Imagine Schools	Education	3%	3%
10.	Northstar	Recreation	3%	1%

	Total		60%	59%

Q2 2017 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF JUNE 30, 2017
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$206,960	$1,480	$208,440
ERC's/Retail	42,104	—	42,104
Other Entertainment	6,304	3,384	9,688
ENTERTAINMENT	255,368	4,864	260,232

Public Charter Schools	39,536	22,208	61,744
Early Childhood Education	18,676	6,120	24,796
Private Schools	20,332	4,584	24,916
EDUCATION	78,544	32,912	111,456

Ski Areas	23,168	33,148	56,316
Attractions	49,240	15,000	64,240
Golf Entertainment Complexes	47,960	4,964	52,924
Other Recreation	2,728	1,272	4,000
RECREATION	123,096	54,384	177,480

ANNUALIZED CASH NOI RUN RATE	$457,008	$92,160	$549,168

OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$271,692	Long-term debt (2)		$2,827,005
Land held for development	33,672	Series E liquidation value		86,247
Adelaar land in-service	156,420	Series F liquidation value		125,000
Investment in joint ventures	5,581	Accounts payable and accrued liabilties		145,526
Cash and cash equivalents	70,872	Preferred dividends payable		5,952
Restricted cash	24,255	Unearned rents and interest (4)		22,996
Accounts receivable, net (3)	34,555
Other assets (5)	61,134

SHARES
Common shares outstanding	73,661
Effect of dilutive securities - share options	66
Effect of dilutive Series C preferred shares	2,063
Diluted shares outstanding	75,790

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2017.
(2) Excludes deferred financing costs, net of $34.1 million.
(3) Excludes straight-line receivable of $71.9 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $29.6 million and cash paid by tenants during construction of $18.5 million.
(5) Excludes deferred tax assets of $12.0 million, deferred financing costs, net of $2.7 million, intangible assets of $22.0 million and notes and related accrued interest, net of $4.7 million.

Q2 2017 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF JUNE 30, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$206,512	$1,480	$207,992
ERC's/Retail	40,792	—	40,792
Other Entertainment	6,412	2,968	9,380
ENTERTAINMENT	253,716	4,448	258,164

Public Charter Schools	48,088	25,240	73,328
Early Childhood Education	22,512	6,164	28,676
Private Schools	22,516	4,572	27,088
EDUCATION	93,116	35,976	129,092

Ski Areas	23,708	33,264	56,972
Attractions	49,420	14,996	64,416
Golf Entertainment Complexes	49,052	4,964	54,016
Other Recreation	2,728	1,272	4,000
RECREATION	124,908	54,496	179,404

ANNUALIZED GAAP NOI RUN RATE	$471,740	$94,920	$566,660

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended June 30, 2017.

Q2 2017 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE		2017 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$1,163.0	$1,450.0	to	$1,500.0	$1,300.0	to	$1,350.0
Disposition proceeds and mortgage note payoff	$134.5	$175.0	to	$250.0	$150.0	to	$300.0

Termination fee - education properties (1)	$5.8	$16.0	to	$18.0	$12.0	to	$15.0
Percentage rent and participating interest income	$2.5	$6.0	to	$7.0	$5.0	to	$6.0
General and administrative expense	$21.7	$42.5	to	$44.5	$42.0	to	$44.0

FFO per diluted share	$2.30	$4.71	to	$4.83	$4.84	to	$4.95
FFO as adjusted per diluted share	$2.48	$5.05	to	$5.20	$5.05	to	$5.20

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2017 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$1.78	$3.52	to	$3.67
Gain on sale of real estate (1)	(0.40)	(0.63)	to	(0.66)
Real estate depreciation and amortization	0.89	1.83
Allocated share of joint venture depreciation	—	—
Impairment of direct financing lease - residual value portion (3)	0.04	0.04
Impact of Series C and Series E Dilution, if applicable	(0.01)	(0.05)
FFO available to common shareholders of EPR Properties	$2.30	$4.71	to	$4.83
Costs associated with loan refinancing or payoff	—	—
Gain on insurance recovery (2)	—	—
Transaction costs	—	0.02
Gain on early extinguishment of debt	(0.01)	(0.01)
Termination fee - education properties (1)	0.08	0.21	to	0.24
Deferred income tax expense	0.01	0.02
Impairment of direct financing lease - allowance for lease loss portion (3)	0.10	0.10
FFO as adjusted available to common shareholders of EPR Properties	$2.48	$5.05	to	$5.20

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.
(2) Included in other income. See reconciliation on page 40.
(3) Impairment charges recognized during the six months ended June 30, 2017 total $10.2 million and related to our investment in a direct financing lease, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q2 2017 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as net income available to common shareholders excluding costs associated with loan refinancing or payoff, interest expense (net), depreciation and amortization, equity in (income) loss from joint ventures, gain (loss) on the sale of real estate, gain on early extinguishment of debt, gain on insurance recovery, income tax expense (benefit), preferred dividend requirements, the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs, and which is then multiplied by four to get an annual amount. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Q2 2017 Supplemental	Page 31

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs, retirement severance expense, provision for loan losses, preferred share redemption costs, impairment of direct financing lease (allowance for lease loss portion) and termination fees associated with tenants' exercises of education properties buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, impairment of direct financing lease (allowance for lease loss portion) and termination fees associated with tenants' exercises of education properties buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land, gain on insurance recovery, gain on early extinguishment of debt and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q2 2017 Supplemental	Page 32

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q2 2017 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Second Quarter and Six Months Ended June 30, 2017

Q2 2017 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016

Net cash provided by operating activities	$105,499	$74,771	$90,429	$63,241	$83,944	$68,588

Equity in income (loss) from joint ventures	59	(8)	118	203	86	212
Distributions from joint ventures	—	(442)	(305)	—	—	(511)
Amortization of deferred financing costs	(1,525)	(1,456)	(1,265)	(1,187)	(1,163)	(1,172)
Amortization of above and below market leases, net and tenant improvements	31	(45)	(45)	(42)	(48)	(48)
Increase (decrease) in mortgage notes and related accrued interest receivable	(817)	(1,098)	(760)	916	(214)	(514)
Increase (decrease) in restricted cash	(72)	1,786	156	(202)	(556)	2,221
Increase (decrease) in accounts receivable, net	(786)	(2,720)	18,561	14,739	1,359	2,968
Increase in direct financing lease receivable	407	397	752	767	896	840
Increase (decrease) in other assets	(952)	3,147	(1,873)	448	1,838	2,907
Decrease (increase) in accounts payable and accrued liabilities	(212)	12,492	(22,285)	4,329	(5,947)	6,878
Decrease (increase) in unearned rents and interest	(1,236)	(2,738)	1,625	1,223	(127)	(8)
Non-cash fee income	—	—	1,588	—	—	—
Straight-line rental revenue	(4,009)	(5,051)	(6,062)	(4,597)	(3,264)	(3,089)
Interest expense, gross	35,599	33,483	29,549	27,196	25,516	25,580
Interest cost capitalized	(2,550)	(2,791)	(2,715)	(2,931)	(2,760)	(2,291)
Transaction costs	218	57	2,988	2,947	1,490	444
Interest coverage amount (1)	$129,654	$109,784	$110,456	$107,050	$101,050	$103,005

Net cash used by investing activities	$(147,909)	$(200,715)	$(246,896)	$(147,051)	$(137,285)	$(130,915)

Net cash provided (used) by financing activities	$98,715	$121,053	$168,566	$82,672	$51,457	$68,439

(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Q2 2017 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAPP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 38 through 40 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.

Q2 2017 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED JUNE 30, 2017

	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$53,022	$15,421	$1,566	$70,009	$12,607	$3,952	$5,775	$22,334	$6,490	$10,992	$11,220	$682	$29,384	$2,987	$124,714
Property operating expense	667	4,880	(2)	5,545	46	(14)	—	32	—	29	—	—	29	466	6,072
Total investment expense	667	4,880	(2)	5,545	46	(14)	—	32	—	29	—	—	29	466	6,072
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(10,660)	(10,660)
Less: gain on insurance recovery	(606)	—	—	(606)	—	—	—	—	—	—	—	—	—	—	(606)
Adjusted EBITDA	$51,749	$10,541	$1,568	$63,858	$12,561	$3,966	$5,775	$22,302	$6,490	$10,963	$11,220	$682	$29,355	$(8,139)	$107,376
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	10,660	10,660
Gain on insurance recovery	606	—	—	606	—	—	—	—	—	—	—	—	—	—	606
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,521)	(2,521)
NOI	$52,355	$10,541	$1,568	$64,464	$12,561	$3,966	$5,775	$22,302	$6,490	$10,963	$11,220	$682	$29,355	$—	$116,121

Quarterly GAAP NOI run rate
NOI	$52,355	$10,541	$1,568	$64,464	$12,561	$3,966	$5,775	$22,302	$6,490	$10,963	$11,220	$682	$29,355	$—	$116,121
In-service adjustments (2)	(176)	(420)	35	(561)	(538)	1,662	—	1,124	210	1,392	666	—	2,268	—	2,831
Percentage rent/participation adjustments (3)	55	77	—	132	—	—	(146)	(146)	(773)	—	377	—	(396)	—	(410)
Non-recurring adjustments (6)	(606)	—	—	(606)	(1)	—	—	(1)	—	—	—	—	—	—	(607)
Quarterly GAAP NOI run rate	$51,628	$10,198	$1,603	$63,429	$12,022	$5,628	$5,629	$23,279	$5,927	$12,355	$12,263	$682	$31,227	$—	$117,935
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$206,512	$40,792	$6,412	$253,716	$48,088	$22,512	$22,516	$93,116	$23,708	$49,420	$49,052	$2,728	$124,908	$—	$471,740
Quarterly cash NOI run rate
NOI	$52,355	$10,541	$1,568	$64,464	$12,561	$3,966	$5,775	$22,302	$6,490	$10,963	$11,220	$682	$29,355	$—	$116,121
In-service adjustments (4)	355	(545)	37	(153)	(376)	1,688	920	2,232	186	1,382	663	—	2,231	—	4,310
Percentage rent/participation adjustments (3)	55	77	—	132	—	—	(146)	(146)	(773)	—	377	—	(396)	—	(410)
Non-recurring adjustments (6)	(606)	—	—	(606)	(1)	—	—	(1)	—	—	—	—	—	—	(607)
Non-cash revenue	(419)	453	(29)	5	(2,300)	(985)	(1,466)	(4,751)	(111)	(35)	(270)	—	(416)	—	(5,162)
Quarterly cash NOI run rate	51,740	10,526	1,576	63,842	9,884	4,669	5,083	19,636	5,792	12,310	11,990	682	30,774	—	114,252
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$206,960	$42,104	$6,304	$255,368	$39,536	$18,676	$20,332	$78,544	$23,168	$49,240	$47,960	$2,728	$123,096	$—	$457,008

Q2 2017 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED JUNE 30, 2017

	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$353	$—	$743	$1,096	$6,208	$1,541	$1,119	$8,868	$8,018	$3,527	$1,241	$318	$13,104	$—	$23,068
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$353	$—	$743	$1,096	$6,208	$1,541	$1,119	$8,868	$8,018	$3,527	$1,241	$318	$13,104	$—	$23,068
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$353	$—	$743	$1,096	$6,208	$1,541	$1,119	$8,868	$8,018	$3,527	$1,241	$318	$13,104	$—	$23,068

Quarterly GAAP NOI run rate
NOI	$353	$—	$743	$1,096	$6,208	$1,541	$1,119	$8,868	$8,018	$3,527	$1,241	$318	$13,104	$—	$23,068
In-service adjustments (5)	17	—	(1)	16	102	—	24	126	298	16	—	—	314	—	456
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	206	—	—	206	—	206
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$370	$—	$742	$1,112	$6,310	$1,541	$1,143	$8,994	$8,316	$3,749	$1,241	$318	$13,624	$—	$23,730
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$1,480	$—	$2,968	$4,448	$25,240	$6,164	$4,572	$35,976	$33,264	$14,996	$4,964	$1,272	$54,496	$—	$94,920
Quarterly cash NOI run rate
NOI	$353	$—	$743	$1,096	$6,208	$1,541	$1,119	$8,868	$8,018	$3,527	$1,241	$318	$13,104	$—	$23,068
In-service adjustments (5)	17	—	—	17	259	(11)	89	337	296	17	—	—	313	—	667
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	206	—	—	206	—	206
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	103	103	(915)	—	(62)	(977)	(27)	—	—	—	(27)	—	(901)
Quarterly cash NOI run rate	370	—	846	1,216	5,552	1,530	1,146	8,228	8,287	3,750	1,241	318	13,596	—	23,040
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$1,480	$—	$3,384	$4,864	$22,208	$6,120	$4,584	$32,912	$33,148	$15,000	$4,964	$1,272	$54,384	$—	$92,160

Q2 2017 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 35 AND 36
FOR THE THREE MONTHS ENDED JUNE 30, 2017

	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$53,375	$15,421	$2,309	$71,105	$18,815	$5,493	$6,894	$31,202	$14,508	$14,519	$12,461	$1,000	$42,488	$2,987	$147,782
Property operating expense	667	4,880	(2)	5,545	46	(14)	—	32	—	29	—	—	29	466	6,072
Total investment expense	667	4,880	(2)	5,545	46	(14)	—	32	—	29	—	—	29	466	6,072
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(10,660)	(10,660)
Less: gain on insurance recovery	(606)	—	—	(606)	—	—	—	—	—	—	—	—	—	—	(606)
Adjusted EBITDA	$52,102	$10,541	$2,311	$64,954	$18,769	$5,507	$6,894	$31,170	$14,508	$14,490	$12,461	$1,000	$42,459	$(8,139)	$130,444
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	10,660	10,660
Gain on insurance recovery	606	—	—	606	—	—	—	—	—	—	—	—	—	—	606
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,521)	(2,521)
NOI	$52,708	$10,541	$2,311	$65,560	$18,769	$5,507	$6,894	$31,170	$14,508	$14,490	$12,461	$1,000	$42,459	$—	$139,189

Quarterly GAAP NOI run rate
NOI	$52,708	$10,541	$2,311	$65,560	$18,769	$5,507	$6,894	$31,170	$14,508	$14,490	$12,461	$1,000	$42,459	$—	$139,189
In-service adjustments (2) (5)	(159)	(420)	34	(545)	(436)	1,662	24	1,250	508	1,408	666	—	2,582	—	3,287
Percentage rent/participation adjustments (3)	55	77	—	132	—	—	(146)	(146)	(773)	206	377	—	(190)	—	(204)
Non-recurring adjustments (6)	(606)	—	—	(606)	(1)	—	—	(1)	—	—	—	—	—	—	(607)
Quarterly GAAP NOI run rate	$51,998	$10,198	$2,345	$64,541	$18,332	$7,169	$6,772	$32,273	$14,243	$16,104	$13,504	$1,000	$44,851	$—	$141,665
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$207,992	$40,792	$9,380	$258,164	$73,328	$28,676	$27,088	$129,092	$56,972	$64,416	$54,016	$4,000	$179,404	$—	$566,660
Quarterly cash NOI run rate
NOI	$52,708	$10,541	$2,311	$65,560	$18,769	$5,507	$6,894	$31,170	$14,508	$14,490	$12,461	$1,000	$42,459	$—	$139,189
In-service adjustments (4) (5)	372	(545)	37	(136)	(117)	1,677	1,009	2,569	482	1,399	663	—	2,544	—	4,977
Percentage rent/participation adjustments (3)	55	77	—	132	—	—	(146)	(146)	(773)	206	377	—	(190)	—	(204)
Non-recurring adjustments (6)	(606)	—	—	(606)	(1)	—	—	(1)	—	—	—	—	—	—	(607)
Non-cash revenue	(419)	453	74	108	(3,215)	(985)	(1,528)	(5,728)	(138)	(35)	(270)	—	(443)	—	(6,063)
Quarterly cash NOI run rate	52,110	10,526	2,422	65,058	15,436	6,199	6,229	27,864	14,079	16,060	13,231	1,000	44,370	—	137,292
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$208,440	$42,104	$9,688	$260,232	$61,744	$24,796	$24,916	$111,456	$56,316	$64,240	$52,924	$4,000	$177,480	$—	$549,168

Q2 2017 Supplemental	Page 39

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (2):	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016	2ND QUARTER 2016	1ST QUARTER 2016
Net income available to common shareholder of EPR Properties	$74,583	$47,964	$52,190	$51,575	$49,183	$48,228
Costs associated with loan refinancing or payoff	9	5	—	14	339	552
Gain on early extinguishment of debt	(977)	—	—	—	—	—
Interest expense, net	32,967	30,692	26,834	24,265	22,756	23,289
Transaction costs	218	57	2,988	2,947	1,490	444
Impairment charges	10,195	—	—	—	—	—
Depreciation and amortization	33,148	28,077	28,351	27,601	25,666	25,955
Equity in (loss) income from joint ventures	(59)	8	(118)	(203)	(86)	(212)
Gain on sale of real estate	(25,461)	(2,004)	(1,430)	(1,615)	(2,270)	—
Income tax expense (benefit)	475	954	(84)	358	423	(144)
Preferred dividend requirements	5,952	5,952	5,951	5,951	5,952	5,952
Gain on insurance recovery (1)	(606)	—	(847)	(1,825)	(1,523)	(489)
Adjusted EBITDA (for the quarter)	$130,444	$111,705	$113,835	$109,068	$101,930	$103,575

Adjusted EBITDA (3)	$521,776	$446,820	$455,340	$436,272	$407,720	$414,300

ANNUALIZED ADJUSTED EBITDA (2):
Adjusted EBITDA (for the quarter)	$130,444	$111,705	$113,835	$109,068	$101,930	$103,575
Corporate/unallocated and other NOI (4)	(2,521)	(2,489)	(2,569)	(2,569)	(2,675)	(2,289)
In-service adjustments (5)	3,287	2,948	2,493	2,833	2,920	948
Percentage rent/participation adjustments (6)	(204)	593	(503)	(1,390)	866	594
Non-recurring adjustments (7)	(607)	(6)	(2,522)	(1,833)	(1,497)	(3,637)
Annualized Adjusted EBITDA (for the quarter)	$130,399	$112,751	$110,734	$106,109	$101,544	$99,191

Annualized Adjusted EBITDA (8)	$521,596	$451,004	$442,936	$424,436	$406,176	$396,764

(1) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Income from settlement of foreign currency swap contracts	$697	$663	$705	$643	$595	$719
Fee income	—	—	1,588	—	—	—
Gain on insurance recovery	606	—	847	1,825	1,523	489
Miscellaneous income	1	29	87	8	8	2
Other income	$1,304	$692	$3,227	$2,476	$2,126	$1,210

(2) See pages 31 through 33 for definitions.
(3) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(4) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(5) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(6) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(7) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.
(8) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

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